UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2022 (October 31, 2022)

TENNECO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7450 N. MCCORMICK BLVD., SKOKIE, ILLINOIS	60076
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On October 31, 2022, Tenneco Inc. (the “Company”) announced its third quarter 2022 results of operations. Exhibit 99.1 to this Current Report on Form 8-K presents the Company’s press release, including the Company’s consolidated statements of income, balance sheets and statements of cash flows as of and for the period ended September 30, 2022, as released by the Company on October 31, 2022, and such Exhibit is incorporated herein by reference.

The information furnished under Item 2.02, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

Extension of the Expiration Date for the Tender Offer and Consent Solicitation

On October 31, 2022, Pegasus Merger Co. (“Merger Sub”), an affiliate of certain investment funds managed by affiliates of Apollo Global Management, Inc., announced that it has amended the terms of its previously announced cash tender offers (together, the “Tender Offer”) and consent solicitations (together, the “Consent Solicitation”) to purchase any and all of Tenneco Inc.’s outstanding 5.125% Senior Secured Notes due 2029 and 7.875% Senior Secured Notes due 2029 to extend the expiration date from 5:00 p.m., New York City time, on October 31, 2022 to 5:00 p.m., New York City Time, on November 7, 2022 (as so extended, and as may be further extended, the “Expiration Date”).

A copy of the press release issued by Merger Sub announcing the extension of the Expiration Date is attached to this Current Report on Form 8-K as Exhibit 99.2, and such Exhibit is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Press release issued October 31, 2022

99.2	Press release of Pegasus Merger Co. issued October 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: October 31, 2022	By:	/s/ Thomas J. Sabatino, Jr.
Thomas J. Sabatino, Jr.
Executive Vice President and General Counsel